SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):

                              January 4, 1996


                           TAMPA ELECTRIC COMPANY
           (Exact name of registrant as specified in its charter)




          FLORIDA                       1-5007              59-0475140
(State or other jurisdiction       (Commission file       (IRS Employer
     of incorporation)                  Number)         Identification No.)



     702 North Franklin Street, Tampa Florida                      33602
     (Address of principal executive offices)                    (Zip code)



Registrant's telephone number, including area code: (813) 228-4111

















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Item 5.   Other Events


     See the Press Release dated January 4, 1996, filed as Exhibit 99.1 and incorporated herein by reference, describing proposed agency action by the Florida Public Service Commission relating to the deferral in 1996 of revenues under certain circumstances. If an affected party does not request a hearing, the order reflecting the Commission s vote will become effective 21 days from the date of its issuance which the company expects to be within the next few weeks.











































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Item 7.   Financial Statements and Exhibits

          (C)  Exhibits

               99.1 Press Release dated January 4, 1996.
















































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                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:    January 10, 1996              Tampa Electric Company



                                   By:/s/ A D. Oak
                                          A. D. Oak
                                          Vice President, Treasurer
                                          and Chief Financial Officer
                                          (Principal Financial Officer)

































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                             INDEX TO EXHIBITS


     Exhibit No.    Description of Exhibits            Page No.

          99.1      Press Release dated January 4, 1996     6















































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